UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 18, 2012

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana		70508
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19¸ 2012, Stone Energy Corporation (the “Company”) issued a press release announcing that Mrs. Phyllis M. Taylor has accepted an appointment by the Board of Directors (the “Board”) of the Company as a director, effective as of January 18, 2012.

Mrs. Taylor is the Chairman and Chief Executive Officer of Taylor Energy Company LLC (“Taylor Energy”), a private oil company founded in 1979. In 2004, she was appointed Chairman and Chief Executive Officer of Taylor Energy. Mrs. Taylor had previously served as a law clerk for the Supreme Court of Louisiana and subsequently as in-house counsel for a private energy company. Mrs. Taylor received her Bachelor of Arts degree from University of Southwestern Louisiana and her juris doctorate degree from Tulane University School of Law in New Orleans in 1966. Mrs. Taylor serves as Chairman and President of the Patrick F. Taylor Foundation and member of the Iberia Bank Advisory Board, the Greater New Orleans Foundation, the Smithsonian National Board, the Education Commission of the States, the Congressional Medal of Honor Foundation, the Catholic Leadership Institute National Advisory Board, the New Orleans Ballet Association, the New Orleans Business Council, Tulane University President’s Council and the Xavier University Board of Trustees.

Mrs. Taylor is an independent director in accordance with the standards of the Securities and Exchange Commission and the New York Stock Exchange. There is no arrangement or understanding between Mrs. Taylor and any other persons pursuant to which she was selected as a director.

Mrs. Taylor was granted 2,143 restricted shares upon joining the Board, and she will participate in the cash, fees and equity compensation provided to and upon the same terms as the Company’s other nonemployee directors. The compensation programs provided to the Company’s nonemployee directors are more fully described under “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2011 pursuant to Section 14(a) of the Securities Exchange Act of 1934, which description is incorporated in this Item 5.02 by reference. In addition, on January 20, 2012, the Company entered into an indemnification agreement with Mrs. Taylor on substantially the same terms as for the Company’s nonemployee directors, which will obligate the Company to indemnify her in her capacity as a director.

The press release announcing that Mrs. Taylor has accepted an appointment by the Board as a director, effective as of January 18¸ 2012, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated January 19, 2012, “Stone Energy Corporation Announces the Appointment of a New Director.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: January 20, 2012	By:	/s/ J. Kent Pierret
J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 19, 2012, “Stone Energy Corporation Announces the Appointment of a New Director.”